UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported)

March 20, 2007
____________________________

UPSNAP, INC.

(Exact name of registrant as specified in charter)

Nevada
(State or other Jurisdiction of Incorporation or Organization)

000-50560 (Commission File Number)		20-0118697 (IRS Employer Identification No.)
134 Jackson Street, Suite 203, P.O. Box 2399 Davidson, North Carolina 28036 (Address of Principal Executive Offices and zip code)

(704) 895-4121
(Registrant's telephone
number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

On March 20, 2007 UpSNAP, Inc. entered into a Wireless Data Agreement with Sprint/United Management Company, a Kansas corporation and wholly owned subsidiary of Sprint Nextel Corporation. This Agreement terminates and replaces the Nextel Online Handset Placement Agreement (the “Original Agreement”) dated October 15, 2001 and its subsequent Amendments. Under this Agreement, UpSNAP, Inc. will continue to provide Sprint wireless telephone users with access to NASCAR In-Car Audio

The term of this Agreement ends February 11,2008 (the “Initial Term”). After the expiration of the Initial Term, this Agreement will be automatically extended on a month-to-month basis until terminated by either party with a sixty (60) days prior written notice.

Item 9.01   Financial Statements and Exhibits

Exhibit Number	Description of Exhibit
10.1	Agreement dated as of February 12, 2007 by and between UpSNAP, Inc. and Sprint/United Management Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

UPSNAP, INC.

Date: March 26, 2007	By:	/s/Tony Philipp
Tony Philipp President